MAY 2023 • NYSE: APLE INVESTOR PRESENTATION Exhibit 99.1

FORWARD-LOOKING STATEMENTS Certain statements made in this presentation are forward-looking statements. These forward-looking statements include statements regarding our intent, belief or current expectations and are based on various assumptions. These statements involve substantial risks and uncertainties. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. Forward-looking statements may include, but are not limited to, statements regarding net asset value and potential trading prices. Words such as “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “may,” “will,” “would,“ “outlook,” “strategy,” “targets,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or outcomes may differ materially from those contemplated by the forward-looking statement. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or reverse any forward-looking statement to reflect changed assumptions or the occurrence of unanticipated events or changes to future operating results, unless required to do so by law. Such factors include, but are not limited to, the ability of Apple Hospitality REIT, Inc. (the “Company,” “Apple Hospitality,” “Apple” or “APLE”) to effectively acquire and dispose of properties and redeploy proceeds; the anticipated timing and frequency of shareholder distributions; the ability the Company to fund capital obligations; the ability of the Company to successfully integrate pending transactions and implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions (including the potential effects of inflation or a recessionary environment); reduced business and leisure travel due to geopolitical uncertainty, including terrorism, travel-related health concerns, including COVID-19 or other widespread outbreaks of infectious or contagious diseases in the U.S.; inclement weather conditions, including natural disasters such as hurricanes, earthquakes and wildfires; government shutdowns, airline strikes or other disruptions; adverse changes in the real estate and real estate capital markets; financing risks; changes in interest rates; litigation risks; regulatory proceedings or inquiries; changes in laws or regulations or interpretations of current laws and regulations that impact the Company’s business, assets or classification as a real estate investment trust; or other risks detailed in filings made by Apple Hospitality with the Securities and Exchange Commission (“SEC”). Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. COVER PHOTO: COURTYARD SEATTLE KIRKLAND ALOFT PORTLAND, ME

COMPANY PROFILE & PROVEN INVESTMENT STRATEGY Note: Hotel portfolio statistics as of May 2, 2023. Market categorization based on STR designation. Average Effective Age represents years since hotels were built or last renovated. Average actual age of hotels is 15 years. The Tripadvisor® rating is based on lifetime scores for the Apple Hospitality portfolio of hotels through March 31, 2023. Net Total Debt to Total Capitalization calculation based on (as of March 31, 2023) total debt outstanding, net of cash and cash equivalents (“net total debt outstanding”), divided by net total debt outstanding plus equity market capitalization based on the Company’s closing share price of $15.52 and outstanding common shares. Based on hotels owned as of March 31, 2023. Scale Ownership of Upscale, Rooms-Focused Hotels Industry-Leading Brands and Operators Broad Geographic Diversification Consistent Reinvestment(1) Strong, Flexible Balance Sheet(2) 220 HOTELS 15 BRANDS 37 STATES 5 yrs AVERAGE EFFECTIVE AGE 29% NET TOTAL DEBT TO TOTAL CAPITALIZATION 28,984 GUEST ROOMS 78% OUTSTANDING DEBT EFFECTIVELY FIXED 99% ROOMS-FOCUSED 17 MANAGEMENT COMPANIES 87 MARKETS 4.3 AVERAGE TRIPADVISOR® RATING 205 HOTELS UNENCUMBERED

VALUES Hospitality – We are thoughtful in our interactions with others and know that strong, caring relationships are the core of our industry. Resolve – We are passionate about the work we do and are steadfast in our commitment to our shareholders. Excellence – We are driven to succeed and improve through innovation and perseverance. Integrity – We are trustworthy and accountable. Teamwork – We support and empower one another, embracing diversity of opinion and background. We are a leading real estate investment company committed to increasing shareholder value through the distribution of attractive dividends and long-term capital appreciation. MISSION Average executive tenure with the Apple REIT Companies is 16 years Established and operated 8 public hospitality REITs Raised and invested approximately $7 billion in hotel assets Purchased 448 hotels Purchased as many as 74 hotels in a single year through individual hotel and small portfolio transactions Managed over $1 billion in CapEx and renovation spending Sold 4 REITs in 3 transactions totaling $2.7 billion Merged 3 REITs and listed Company on NYSE Completed $1.3 billion Apple REIT Ten merger Representation on over 30 brand and industry advisory boards and councils MANAGEMENT TEAM WITH DEEP INDUSTRY EXPERIENCE OVER MULTIPLE HOTEL CYCLES HAMPTON INN & SUITES ATLANTA DOWNTOWN

PROVEN INVESTMENT STRATEGY Concentrate on Upscale, rooms-focused hotels Efficient operating model yields higher margins Resilient group business Scale ownership minimizes relative G&A load and provides fixed cost efficiencies Unparalleled access to data and operational expertise Align with the best brands in the rooms-focused category Invested in Marriott®, Hilton® and Hyatt® branded hotels with broad consumer appeal which benefit from strong reservation systems and loyalty programs Hire industry-leading operators and maximize performance through benchmarking and asset management Strong regional and national operators with unique management structure align owner and operator to maximize performance in all market environments Analytical data-driven asset management maximizes property-level results Strategic revenue management optimizes mix of business and maximizes bottom-line performance Pursue broad geographic diversification Broad geographic diversification reduces portfolio volatility and provides exposure to a wide variety of demand generators Enhance portfolio through accretive acquisitions, opportunistic dispositions and strategic reinvestment Well-maintained portfolio with average effective age of 5 years ensures competitiveness Strategic acquisitions and dispositions optimize portfolio for long-term growth Prudent capital allocation preserves balance sheet capacity for investments at optimal point in cycle Maintain a strong, flexible balance sheet Strong balance sheet provides security through cycles Positioned to pursue accretive opportunities Conservative capital structure with staggered maturities lowers capital costs and preserves equity value

KEY TAKEAWAYS Meaningful year-over-year topline growth driven by seasonally strong leisure demand and improving business travel Q1 2023 Comparable Hotels Occupancy was 72% and ADR was $152, resulting in RevPAR of $109, an improvement of 19% over Q1 2022 Midweek occupancy strengthening and forward booking trends indicate continued strength in demand Based on preliminary results for the month of April 2023, Comparable Hotels Occupancy was approximately 77%, in line with April 2022, with Comparable Hotels ADR growth of approximately 5% over April 2022 Meaningful upside remaining in our portfolio as markets continue to recover Supply muted with approximately 50% of our hotels not having any new supply under construction within a five-mile radius Transaction activity adding to overall performance with post pandemic acquisitions yielding over 9% after CapEx on a trailing-twelve-month basis Q1 2023 Comparable Hotels Adjusted Hotel EBITDA Margin of 34%, 60 bps ahead of Q1 2022 Strong balance sheet with low leverage provides capacity to grow portfolio as transaction market improves 205 hotels unencumbered and 78% of outstanding debt fixed or hedged Based on the Company’s common stock closing price of $15.49 on May 5, 2023, the annualized distribution of $0.96 per common share represents an annual yield of approximately 6.2% SPRINGHILL SUITES LOS ANGELES BURBANK/DOWNTOWN

YEAR-OVER-YEAR PERFORMANCE Three Months Ended March 31, 2023 2022 2019 % CHANGE to 2022 % CHANGE to 2019 Comparable Hotels RevPAR $109.46 $91.80 $103.10 19.2% 6.2% Comparable Hotels Total Revenue $311,454 $262,496 $284,317 18.7% 9.5% Comparable Hotels Adjusted Hotel EBITDA $106,749 $88,366 $102,802 20.8% 3.8% Comparable Hotels Adjusted Hotel EBITDA Margin % 34.3% 33.7% 36.2% 60 bps (190 bps) Modified Funds From Operations (MFFO) $78,959 $63,460 $84,724 24.4% (6.8%) MFFO per share $0.34 $0.28 $0.38 21.4% (10.5%) ($ in thousands except statistical data and per share amounts) First Quarter 2023 Performance at a Glance Note: See explanation and reconciliation of Adjusted Hotel EBITDA and Modified Funds from Operations (MFFO) to net income included in subsequent pages. HILTON GARDEN INN MEMPHIS DOWNTOWN BEALE STREET

Upscale/Rooms-Focused Q1 2023 Hotel EBITDA Margin and RevPAR Comparison Upper Upscale/Full-Service EFFICIENT OPERATIONS AC HOTEL PITTSBURGH DOWNTOWN Source: Company filings. Assumptions may vary by company. See explanation and reconciliation of Adjusted Hotel EBITDA to net income included in subsequent pages. Upscale & Upper Upscale Combined Rooms-focused operating model produces strong margins (1)

-17% -10% -1% +2% +4% +5% +7% +4 +12% +8% +5% +8% +3% +10% +12% % Change in RevPAR as Compared to Same Period of 2019 OPERATING TRENDS Upside to pre-pandemic levels with Q1 2023 RevPAR exceeding Q1 2019 before full return of occupancy Note: Results reflect full portfolio actual results for the time periods presented.

Occupancy OCCUPANCY TRENDS Source: Weekly data provided by STR for hotels owned by the Company for the periods noted and may differ from actual results achieved. Week ended Positive trajectory in occupancy with continued upside opportunity -40% -14% -15% -8% -5% -4% -4% -5% -6% -8% -2% -4% -5% -4% -4% -3% -1% -1% -13% +1% +1% -1% % Change in Occupancy as Compared to Same Period of 2019

Source: Data provided by STR for hotels owned by the Company for the periods noted and may differ from actual results achieved. Weekday occupancy includes Sunday through Thursday nights and weekend occupancy includes Friday and Saturday nights. Leisure travel continues to lead recovery Weekday occupancy shows strength of business demand WEEKDAY VS. WEEKEND OCCUPANCY Week ended Occupancy

PORTFOLIO POSITIONED FOR CONTINUED OUTPERFORMANCE Well positioned to benefit from increasing business transient demand Select-service hotels franchised with industry-leading brands provide strong value proposition and have proven appeal with broadest group of customers Broad geographic diversification provides exposure to wide variety of markets and demand generators Limited near-term portfolio impact from new supply Positioned to benefit from market compression as large group business returns Strong rate growth and operational efficiencies create partial offset to inflationary pressures Data-driven asset management team and industry-leading operators maximize property-level performance Scale ownership of rooms-focused hotels minimizes G&A load per key and provides fixed cost efficiencies Well-maintained, institutional-quality portfolio with substantial long-term value Balance sheet strength and liquidity positions Company to be acquisitive and optimize portfolio through opportunistic transactions AC HOTEL PORTLAND DOWNTOWN/WATERFRONT, ME

WHY BRANDED SELECT-SERVICE HOTELS? Total revenue primarily derived from rooms sold Ability to cross-utilize associates to maximize efficiencies High margins Fewer outlets to manage Less public space to maintain Resilient group business Efficient Operating Model Broad Consumer Appeal Maximize Shareholder Value High-quality hotels with strong value proposition for guests Product attractive to business and leisure travelers Award-winning service, innovative design and modern amenities Strong reservation systems and loyalty programs Global distribution creates strong consumer awareness Ability to optimize mix of business to drive RevPAR and EBITDA Lower downside risk with meaningful upside High margins drive overall profitability Lower long-term capital needs Institutional brands foster strong resale market, financing flexibility and investor confidence HOMEWOOD SUITES SAN JOSE AIRPORT-SILICON VALLEY

Rooms-focused hotels with industry-leading brands have broad consumer appeal BROAD CONSUMER APPEAL Independent HILTON GARDEN INN DOWNTOWN BIRMINGHAM HAMPTON INN & SUITES ATLANTA- DOWNTOWN SPRINGHILL SUITES LAFAYETTE SOUTH AT RIVER RANCH Note: Hotel portfolio statistics as of May 2, 2023. Based on number of guest rooms.

BROAD GEOGRAPHIC DIVERSIFICATION Broad geographic diversification provides exposure to wide variety of demand generators Markets benefit from a mix of business and leisure demand Portfolio benefits from both large corporate negotiated and small and midmarket local negotiated business demand Low dependence on inbound international travel Unparalleled exposure to business-friendly markets leading the recovery and benefitting from population shifts Diversification across 87 markets helps drive strong, consistent performance Note: Hotel locations as of May 2, 2023. Highlighted markets represent largest markets in Apple Hospitality’s portfolio, based on Comparable Hotels Adjusted Hotel EBITDA contribution for the quarter ended March 31, 2023. Comparable Hotels Adjusted Hotel EBITDA contribution by location type based on the quarter ended March 31, 2023. Market and location categorizations based on STR designations. 3% 5% 5% 4% 14% 4% Adjusted Hotel EBITDA contribution by location type 3% 3% 3%

STRONG OPERATING MARGINS APLE has a proven record of maximizing and improving operating margins across economic cycles and is positioned to further enhance its operating model through the recovery. APLE is well positioned to maximize efficiencies and drive profitability: Operations of rooms-focused hotels are inherently efficient Ability to cross-utilize managers and associates Optimizing labor management software already in place Scale to negotiate vendor contracts Unparalleled access to performance data to analyze, benchmark and share best practices Active participants in redefining brand standards through meaningful representation on owner advisory councils Broad consumer appeal allows for mix of business optimization to drive ADR and RevPAR as the recovery continues Revised brand standards enhance operational efficiency with a focus on evolving guest preferences Working with third party operators to balance productivity and positive work environment to attract and retain top talent, reduce associate training costs and minimize reliance on contract labor over time RESIDENCE INN SEATTLE DOWNTOWN/LAKE UNION

LIMITED NEAR-TERM IMPACT FROM NEW SUPPLY New construction starts have meaningfully decreased since onset of pandemic with anticipated delays in completion Nearly 50% of our hotels do not have any exposure to new projects currently under construction within a five-mile radius HAMPTON INN & SUITES PHOENIX DOWNTOWN Note: Supply growth as defined by the Company. Graph represents percentage of Apple Hospitality REIT portfolio of hotels with one or more upper midscale, upscale or upper upscale new construction projects underway within a five-mile radius. Supply growth well below historical average for our portfolio Portfolio Exposure to New Supply

INDUSTRY-LEADING ASSET MANAGEMENT Analytical, data-driven asset management to maximize property-level performance Scale to negotiate attractive national contracts Strategic revenue management to optimize mix of business and maximize bottom-line performance Strong regional and national third-party operators with readily terminable contracts and flexibility to align performance goals HILTON GARDEN INN BOCA RATON Strategic Asset Management Approach Best-in-Class Operators 100% of Apple Hospitality’s portfolio operated by third-party property managers 94% of hotels independent of brand management 17 operating companies provide a platform for comparative analytics and shared best practices 21% of operators’ portfolios represented by Apple Hospitality on average, excluding brands Note: Management company information as of March 31, 2023.

PROPRIETARY MANAGEMENT AGREEMENT STRUCTURE RESIDENCE INN FORT LAUDERDALE AIRPORT & CRUISE PORT Our unique management company contract structure better aligns owner and operator to maximize performance in all market environments. APLE’s Management Company Contract Structure Industry Standard Structure Variable Management Fee 2.5% - 3.5% of revenues based on property’s balanced scorecard performance Balanced Scorecard Metrics: Gross operating profit budget variance STR market target index growth and target rank Guest satisfaction/online review scores Flex/flow percent versus budgeted gross operating profit Approximately 85% of our hotels operate under this structure. Contract terms average two years and are terminable upon sale. Originally implemented this contract structure in 2016. Base Management Fee Typically 3% of revenues + Incentive Management Fee % of operating profit if > a fixed rate of return based on purchase price HAMPTON INN AUSTIN NORTHWEST NEAR THE DOMAIN HOME2 SUITES CAPE CANAVERAL CRUISE PORT With steady recovery in our business and more stabilized operations, we returned to a variable rate management fee structure for 2023 with payments based on a balanced scorecard to optimize performance

BALANCE SHEET POISED FOR FUTURE GROWTH Positive corporate cash flow early in the recovery preserved strength of balance sheet and equity value Conservative capital structure with staggered maturities lowers capital costs Amended and restated existing $850 million credit facility, increasing borrowing capacity to approximately $1.2 billion, extending maturity dates and achieving improved pricing Through the amended credit agreement, the Company has greater access to liquidity for strategic growth and the opportunity to reduce its already conservative secured debt exposure 78% of outstanding debt fixed or hedged; 205 hotels unencumbered Poised to be acquisitive and optimize portfolio through opportunistic transactions AC HOTEL LOUISVILLE DOWNTOWN

Debt Composition(1) STRONG BALANCE SHEET & LIQUIDITY POSITION Based on balances and hotels owned as of March 31, 2023, excluding unamortized fair value adjustment of assumed debt and unamortized debt issuance costs. Excludes yearly amortization. Interest rate includes effect of interest rate swaps and SOFR rate in effect at March 31, 2023, plus a 10 bps SOFR spread adjustment. Debt Maturity Schedule (1) ($ in millions) 205 Hotels Unencumbered Hotels: 2 Keys: 325 Rate: 3.9% Term loan Rate: 4.9%(2) Hotels: 1 Keys: 166 Rate 4.4% Term loan Rate: 3.3%(2) Hotels: 4 Keys: 649 Rate: 4.4% Term loan Rate: 5.7%(2) Term loan Rate: 2.7%(2) Low debt and staggered maturities facilitate agile balance sheet strategy Strong liquidity position for opportunistic growth and after Total Liquidity (1) ($ in millions) Total Available Revolver Capacity Cash and Cash Equivalents on Hand Total Liquidity Term loan Rate: 3.6%(2) Hotels: 4 Keys: 798 Rate: 3.8% Revolver Rate: 6.3%(2) Hotels: 4 Keys: 529 Rate: 3.7% Term loan Rate: 4.1%(2)

EFFECTIVE PORTFOLIO MANAGEMENT & STRATEGIC GROWTH HOMEWOOD SUITES AUSTIN/ROUND ROCK Opportunistic Dispositions Strategic Growth Our objective is to maximize long-term shareholder value through opportunistic dispositions and accretive acquisitions that improve the overall age, diversification and growth trajectory of our portfolio Reduce exposure to lower growth markets Dispose of hotels where strong operating efficiencies are harder to achieve Optimize capital reinvestment program through dispositions that effectively manage near- and long-term CapEx needs based on return on investment Invest in hotels and markets with greater growth potential Acquire young assets in strong RevPAR markets with attractive cost structures that further enhance operating margins and long-term return on investment Grow portfolio when conditions are right Accretive Acquisitions Earnings growth through portfolio optimization enhances long-term shareholder returns

RECENT ACQUISITION & DISPOSITION ACTIVITY Since the start of the pandemic, the Company has been a net acquirer, purchasing 14 hotels for approximately $558 million, while opportunistically disposing of 25 hotels for a total combined sales price of approximately $253 million. 11 of the hotels recently purchased, approximately $432 million in acquisitions, were not open or stabilized in 2019. Our recent acquisition and disposition activity has optimized our portfolio by lowering the average age of our assets, reducing near-term CapEx and increasing exposure to markets we anticipate will outperform over the next cycle while maintaining the strength and flexibility of our balance sheet. Acquisitions are performing ahead of our original underwriting, yielding in excess of 9% after CapEx on a trailing-twelve-month basis.

NET ACQUIRER SINCE ONSET OF PANDEMIC

APPLE HOSPITALITY REIT

27 Hotels sold in 2020, 2021 and 2022 for combined total sales price of $298 million

14 Hotels Acquired in 2020, 2021 and 2022

Brand	Location	Rooms	Date Opened	Date Acquired	Purchase Price
Hampton Inn & Suites[(1)(2)]	Cape Canaveral, FL	116	April 2020	April 2020	$46.7 million
Home2 Suites[(1)(2)]	Cape Canaveral, FL	108	April 2020	April 2020	
Hyatt House[(1)(2)]	Tempe, AZ	105	August 2020	August 2020	$64.6 million
Hyatt Place[(1)(2)]	Tempe, AZ	154	August 2020	August 2020	
Hilton Garden Inn[(2)]	Madison, WI	176	February 2021	February 2021	$49.6 million
AC Hotels	Portland, ME	178	July 2018	August 2021	$66.8 million
Hyatt Place	Greenville, SC	130	December 2018	September 2021	$30.0 million
Aloft	Portland, ME	157	September 2021	September 2021	$51.2 million
Hilton Garden Inn	Memphis, TN	150	January 2019	October 2021	$38.0 million
Hilton Garden Inn	Fort Worth, TX	157	April 2012	November 2021	$29.5 million
Homewood Suites	Fort Worth, TX	112	June 2013	November 2021	$21.5 million
Hampton Inn & Suites	Portland, OR	243	September 2017	November 2021	$75.0 million
AC Hotels	Louisville, KY	156	April 2018	October 2022	$51.0 million
AC Hotels	Pittsburgh, PA	134	July 2018	October 2022	$34.0 million
Total		***2,076***			***$557.9 million***

Hotels Under Contract for Purchase[(3)]

Brand	Location	Rooms	Date Opened	Anticipated Acquisition Date	Purchase Price
Courtyard	Cleveland, OH	154	April 2013	Q2 2023	$31.0 million
Embassy Suites[(4)]	Madison, WI	260	Under Development	Early 2024	$78.6 million
Total		***414***			$109.6 million

(1) These two hotels comprise a dual-branded property at one location.
(2) Contract entered into prior to 2020.
(3) There are a number of conditions to closing that have not yet been satisfied and there can be no assurance that closings on these hotels will occur under the outstanding purchase agreements.
(4) Number of rooms represents number of rooms expected upon completion.

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ACCRETIVE ACQUISITIONS Purchased in October 2022 156-room AC Hotel by Marriott® Louisville Downtown Total price: $51 million or approximately $327,000 per key Primary demand generators: Leisure Sporting Events Health Care Insurance Automobile Manufacturing Shipping and Logistics Companies Food and Beverage Industry Academic AC HOTEL LOUISVILLE DOWNTOWN

ACCRETIVE ACQUISITIONS Purchased in October 2022 134-room AC Hotel by Marriott® Pittsburgh Downtown Total price: $34 million or approximately $254,000 per key Primary demand generators: Professional Sporting Events Leisure Technology Robotics Financial Services Health Care Manufacturing Academic AC HOTEL PITTSBURGH DOWNTOWN

ACQUISITIONS UNDER CONTRACT Anticipate acquiring in Q2 2023 154-room Courtyard by Marriott® Cleveland University Circle Hotel opened in April 2013 and recently underwent a complete renovation of guest rooms and interior public spaces Total price: $31 million or approximately $201,000 per key Primary demand generators: Professional Sporting Events Academic Health Care and Bio Health Aerospace and Aviation Manufacturing Automotive Information Technology COURTYARD CLEVELAND UNIVERSITY CIRCLE

Hotel under development with anticipated completion of construction in early 2024 260 rooms(2) Anticipated gross purchase price: $78.6 million or approximately $302,000 per key Forward commitment with trusted developer Primary demand generators: University of Wisconsin Government Insurance Biotech Manufacturing Telecommunications Technology Leisure EMBASSY SUITES MADISON, WI(1) There are a number of conditions to closing that have not yet been satisfied and there can be no assurance that a closing on this hotel will occur under the outstanding purchase agreement. Hotel is under development. Number of rooms represents number of rooms expected upon completion. ACQUISITIONS UNDER CONTRACT rendering

Apple REIT Companies Transaction History 1999 – May 2, 2023 448 TOTAL HOTELS ACQUIRED 228 TOTAL HOTELS SOLD 220 CURRENT PORTFOLIO 4 REITS SOLD IN 3 TRANSACTIONS 4 REITS MERGED TO FORM CURRENT APLE OVER 20-YEAR TRACK RECORD OF HOTEL TRANSACTIONS Note: Hotel transactions by the various Apple REIT Companies since the first hospitality REIT in 1999. In 2014, Apple REIT Seven, Inc. and Apple REIT Eight, Inc. merged into Apple REIT Nine, Inc. and the company was renamed Apple Hospitality REIT, Inc. In 2016, Apple REIT Ten, Inc. merged into Apple Hospitality REIT, Inc. HILTON GARDEN INN MADISON DOWNTOWN Having purchased as many as 74 hotels in a single year through individual hotel and small portfolio transactions, Apple has the experience to meaningfully grow the portfolio

WELL-MAINTAINED PORTFOLIO

APPLE HOSPITALITY REIT



HILTON GARDEN INN OMAHA DOWNTOWN/OLD MARKET AREA

Consistent reinvestment enhances long-term value and leads to traveler satisfaction outperformance

4.3 out of 5.00
weighted average Tripadvisor® rating(1)

5 Years

Quality portfolio with average effective age of 5 years.(2)

86% of APLE's hotels were built or renovated in the last 8 years.

Upscale and Upper Midscale Reinvestment Statistics(3)	
Average Annual Spend as % of Revenue	5.3%
Average % of Hotels Renovated Annually	10.0%
Average % of Room Nights Out of Service for Renovations	< 1.0%
Cumulative Spend	$628 million

(1) The Tripadvisor® rating is based on lifetime scores for the Apple Hospitality portfolio of hotels through March 31, 2023.
(2) Average Effective Age represents years since hotels were built or last renovated. Average actual age of hotels is 15 years.
(3) Statistics based on all Upscale and Upper Midscale hotels owned by the Company, Apple REIT Seven, Inc., Apple REIT Eight, Inc., or Apple REIT Ten, Inc. for the period owned. Statistics based on the period 2011 – 2022.

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U.S. HOTEL FORECAST U.S. Hotel Forecast 2022 Actual 2023 Forecast 2024 Forecast Occupancy 62.7% 63.6% 65.3% ADR Change 19.1% 2.1% 3.8% RevPAR Change 29.8% 3.7% 6.6% 2019 Real RevPAR Index(1) -5.7% -6.2% -2.5% HAMPTON INN & SUITES MEMPHIS- BEALE STREET Source: STR 2023 CoStar Group January 2023 RevPAR index in real dollars.

ALOFT PORTLAND, ME ESG INITIATIVES We own one of the largest and most geographically diverse portfolios of rooms-focused hotels in the United States and are dedicated to making a positive impact on the many communities our hotels serve. We are mindful of our environmental footprint and committed to reducing our impact over time. We have always worked to uphold high environmental, social and governance (“ESG”) standards and believe these key areas of focus are an integral part of driving long-term value for our shareholders. We are committed to continuous improvement, and it is our expectation that we will continue to enhance and expand our ESG-related disclosures as our progress deepens and industry-wide standards evolve. In 2022, we published our inaugural Corporate Responsibility Report which details our ESG performance, strategy and initiatives and features our commitment to environmental sustainability, corporate employees, hotel associates and guests, communities, and other stakeholders. The Company’s 2022 Corporate Responsibility Report utilizes both the Global Reporting Initiative (“GRI”) Standards and Task Force on Climate-related Financial Disclosures (“TCFD”) to provide a comprehensive overview of the Company’s corporate responsibility performance and climate-related risk management. Apple Hospitality’s enhanced disclosures are intended to provide stakeholders with a better understanding of the Company’s strategy, policies, programs, procedures, performance and initiatives related to environmental stewardship, social responsibility, and corporate governance and resiliency. The Company’s 2022 Corporate Responsibility Report and other ESG-related materials can be found within the Corporate Responsibility section of our website.

ENVIRONMENTAL STEWARDSHIP

APPLE HOSPITALITY REIT



HYATT HOUSE AND HYATT PLACE
TEMPE / PHOENIX / UNIVERSITY

Apple Hospitality is committed to enhancing and incorporating sustainability opportunities into our investment and asset management strategies, with a focus on minimizing our environmental impact through reductions in energy and water consumption and through improvements in waste management.

Apple Hospitality Key Metrics for 2021(1)

Approximately **19 Million** Square Feet

224,000 MWh Energy Consumption

11.0 Total kWh per Square Foot

100% Portfolio Enrolled in ENERGY STAR® Program

887,000 kgal Water Consumption

13% Diversion Rate(2)

The Company has in place an **Environmental Policy** and a **Vendor Code of Conduct.** A **formal energy management program** was established in 2018 to ensure that energy, water and waste management are a priority not only within the Company, but also with our management companies and brands.

With **11.3 total kWh per square** foot in 2020 as compared to an average of 20.5 total kWh per square foot reported by full-service REITs in 2020, **the rooms-focused hotels we invest in are more operationally and environmentally efficient than full-service hotels**.(3) Additionally, Apple Hospitality's 2021 average total utility cost of $5.77 per occupied room highlights both the Company's efforts to operate its hotels effectively and the inherent efficiency of the buildings.

AVERAGE UTILITY COSTS PER OCCUPIED ROOM

Full-Service Hotels(4)	$10.00
Limited-Service Hotels(4)(5)	$6.01
APLE(4)	$5.77

(1) Statistics are based on the Company's portfolio of hotels owned in 2021 for period of ownership.
(2) Diversion rate based on measured waste data (measured waste data is representative of 61% of the total portfolio).
(3) Includes average of total kWh per square foot as reported for 2020 by DRH, HST, PK, PEB, SHO and XHR.
(4) Full-Service Hotels and Limited-Service Hotels based on 2021 data published by CBRE Hotels in 2022. APLE data based on 2021 actual results for all hotels owned in 2021.
(5) Represents over $115 rate group.

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SOCIAL RESPONSIBILITY Apple Hospitality REIT has always been firmly committed to strengthening communities through charitable giving, by volunteering our time and talents, and by participating in the many philanthropic programs important to our employees and leaders within our industry, including our brands, the American Hotel & Lodging Association (AHLA) and our third-party management companies. We are dedicated to making a positive impact throughout our Company, the hotel industry, our local community and the many communities our hotels serve. Key Metrics for Apple Hospitality since 2017 We are thoughtful in our interactions with others and know that strong, caring relationships are the core of our industry. Apple Gives, an employee-led charitable organization, was formed in 2017 to expand our impact and further advance the achievement of our corporate philanthropic goals. 625+ HOURS volunteered BY APPLE HOSPITALITY EMPLOYEES 110+ Nonprofit organizations helped BY APPLE HOSPITALITY Local Community Outreach Management Companies Brand Initiatives Industry Involvement The Company has in place a Health, Safety and Well-Being Policy, a Human Rights Policy and a Vendor Code of Conduct. Apple Hospitality is committed to diversity, equity and inclusion and our CEO has taken the CEO Action for Diversity & Inclusion™ pledge. RESIDENCE INN DANA POINT SAN JUAN CAPISTRANO

Board of Directors with Effective Experience Glade M. Knight – Executive Chairman Founder, Apple Hospitality REIT; Former Chairman/CEO, Cornerstone Realty NYSE: TCR Justin G. Knight – Director Chief Executive Officer, Apple Hospitality REIT Glenn W. Bunting – Director President, GB Corporation Jon A. Fosheim – Lead Independent Director Co-founder, Green Street Advisors Kristian M. Gathright – Director Former Executive Vice President & Chief Operating Officer, Apple Hospitality REIT Carolyn B. Handlon – Director Former Executive Vice President, Finance & Global Treasurer, Marriott International, Inc. Blythe J. McGarvie – Director Founder and Former Chief Executive Officer, Leadership for International Finance L. Hugh Redd – Director Former Senior Vice President & Chief Financial Officer, General Dynamics Howard E. Woolley – Director President, Howard Woolley Group, LLC GOVERNANCE Corporate Governance Aligns with Shareholders Audit, Compensation and Corporate Governance Committees are independent Regular executive sessions of independent directors De-staggered Board allows for annual elections of directors Required resignation of an incumbent director not receiving majority of votes cast in election 78% of executive target compensation is incentive based, with 50% based on shareholder returns Required share ownership of: 5 times base salary for CEO, 3 times base salary for other executive officers, and 4 times base cash compensation for directors Opted out of Virginia law requiring super majority vote for specified transactions Alignment with the best interests of our shareholders is at the forefront of our values. HYATT PLACE GREENVILLE DOWNTOWN

APPENDIX HOMEWOOD SUITES MIAMI-AIRPORT/BLUE LAGOON

RECENT DISPOSITIONS

APPLE HOSPITALITY REIT

Hotels Sold in 2020, 2021 and 2022

Brand	Location	Rooms	Age at Time of Sale	Date Sold	Sales Price
SpringHill Suites	Sanford, FL	105	20 yrs	January 2020	$13.0 million
SpringHill Suites	Boise, ID	230	25 yrs	February 2020	$32.0 million
Hampton Inn & Suites	Tulare, CA	86	12 yrs	December 2020	$10.3 million
Homewood Suites	Charlotte, NC	118	30 yrs	February 2021	$10.3 million
Homewood Suites	Memphis, TN	140	31 yrs	March 2021	$8.0 million
SpringHill Suites	Overland Park, KS	102	23 yrs	April 2021	$5.3 million
Hilton Garden Inn	Montgomery, AL	97	18 yrs	July 2021	$211.0 million
Homewood Suites	Montgomery, AL	91	17 yrs		
Residence Inn	Rogers, AR	88	18 yrs		
Courtyard	Phoenix, AZ	127	13 yrs		
Courtyard	Lakeland, FL	78	21 yrs		
Fairfield Inn & Suites	Albany, GA	87	11 yrs		
Hilton Garden Inn	Schaumburg, IL	166	13 yrs		
SpringHill Suites	Andover, MA	136	20 yrs		
Residence Inn	Fayetteville, NC	92	15 yrs		
Residence Inn	Greenville, SC	78	23 yrs		
Hampton Inn & Suites	Jackson, TN	85	14 yrs		
Courtyard	Johnson City, TN	90	12 yrs		
Hampton Inn & Suites	Allen, TX	103	15 yrs		
Hilton Garden Inn	Allen, TX	150	19 yrs		
Residence Inn	Beaumont, TX	133	13 yrs		
Hampton Inn & Suites	Burleson/Fort Worth, TX	88	13 yrs		
Hilton Garden Inn	El Paso, TX	145	10 yrs		
Homewood Suites	Irving, TX	77	15 yrs		
SpringHill Suites	Richmond, VA	103	13 yrs		
SpringHill Suites	Vancouver, WA	119	14 yrs		
Independent	Richmond, VA	55	34 yrs	September 2022	$8.5 million
Total		***2,969***	***Avg age 17 yrs***		***$298.4 million***

20-hotel portfolio sale

37

COMPARABLE HOTELS QUARTERLY OPERATING METRICS

APPLE HOSPITALITY REIT

COMPARABLE HOTELS QUARTERLY OPERATING METRICS AND STATISTICAL DATA
(Unaudited)
(in thousands, except statistical data)

	2019				2022				2023
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1
Operating income (Actual)	$53,851	$78,103	$61,125	$40,708	$32,835	$80,745	$75,410	$17,488	$49,247
Operating margin % (Actual)	17.7%	22.9%	18.4%	14.0%	12.6%	23.9%	22.1%	5.8%	15.8%
Comparable Hotels Total Revenue	$284,317	$330,391	$324,472	$280,885	$262,496	$342,015	$345,291	$300,465	$311,454
Comparable Hotels Total Operating Expenses	181,515	196,579	198,742	184,790	174,130	203,269	214,256	198,024	204,705
Comparable Hotels Adjusted Hotel EBITDA	$102,802	$133,812	$125,730	$96,095	$88,366	$138,746	$131,035	$102,441	$106,749
Comparable Hotels Adjusted Hotel EBITDA Margin %	36.2%	40.5%	38.7%	34.2%	33.7%	40.6%	37.9%	34.1%	34.3%
ADR (Comparable Hotels)	$139.89	$145.43	$144.03	$134.82	$137.02	$153.73	$158.13	$147.45	$152.01
Occupancy (Comparable Hotels)	73.7%	81.5%	80.1%	73.1%	67.0%	77.9%	75.7%	69.8%	72.0%
RevPAR (Comparable Hotels)	$103.10	$118.53	$115.39	$98.55	$91.80	$119.72	$119.77	$102.87	$109.46
ADR (Actual)	$136.36	$141.60	$139.21	$131.41	$137.03	$153.35	$157.91	$147.30	$152.01
Occupancy (Actual)	73.9%	81.4%	79.9%	72.9%	67.1%	77.9%	75.7%	69.7%	72.0%
RevPAR (Actual)	$100.71	$115.30	$111.17	$95.85	$91.98	$119.41	$119.52	$102.71	$109.46
Reconciliation to Actual Results									
Total Revenue (Actual)	$303,787	$341,117	$331,722	$289,971	$260,478	$337,668	$341,150	$299,121	$311,454
Revenue from acquisitions prior to ownership	13,634	17,481	19,822	16,517	2,518	5,010	4,595	1,344	-
Revenue from dispositions	(33,104)	(28,207)	(27,072)	(25,603)	(500)	(663)	(454)	-	-
Comparable Hotels Total Revenue	$284,317	$330,391	$324,472	$280,885	$262,496	$342,015	$345,291	$300,465	$311,454
Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$108,804	$134,759	$124,596	$96,836	$87,936	$136,515	$129,166	$101,962	$106,749
AHEBITDA from acquisitions prior to ownership	5,545	9,152	10,227	7,205	573	2,470	1,946	648	-
AHEBITDA from dispositions	(11,547)	(10,099)	(9,093)	(7,946)	(143)	(239)	(77)	(169)	-
Comparable Hotels AHEBITDA	$102,802	$133,812	$125,730	$96,095	$88,366	$138,746	$131,035	$102,441	$106,749

Note: Comparable Hotels is defined as the 220 hotels owned by the Company as of March 31, 2023. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjustedComparisons to 2019 operating results are included to provide a better understanding of the Company's recovery from the impact of COVID-19 on hotel operations. Reconciliation of net income to non-GAAP financial measures is included in the following pages.

38

SAME STORE HOTELS QUARTERLY OPERATING METRICS

APPLE HOSPITALITY REIT

SAME STORE HOTELS QUARTERLY OPERATING METRICS AND STATISTICAL DATA
(Unaudited)
(in thousands, except statistical data)

	2019				2022				2023
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1
Operating income (Actual)	$53,851	$78,103	$61,125	$40,708	$32,835	$80,745	$75,410	$17,488	$49,247
Operating margin % (Actual)	17.7%	22.9%	18.4%	14.0%	12.6%	23.9%	22.1%	5.8%	15.8%
Same Store Hotels Total Revenue	$269,979	$310,174	$301,822	$261,702	$240,054	$309,822	$309,039	$270,885	$282,066
Same Store Hotels Total Operating Expenses	172,970	186,495	187,359	173,741	158,769	185,120	193,874	180,203	186,246
Same Store Hotels Adjusted Hotel EBITDA	$97,009	$123,679	$114,463	$87,961	$81,285	$124,702	$115,165	$90,682	$95,820
Same Store Hotels Adjusted Hotel EBITDA Margin %	35.9%	39.9%	37.9%	33.6%	33.9%	40.2%	37.3%	33.5%	34.0%
ADR (Same Store Hotels)	$139.36	$144.35	$142.25	$133.50	$135.71	$152.07	$155.09	$145.58	$150.23
Occupancy (Same Store Hotels)	74.2%	81.8%	80.1%	73.0%	67.5%	78.0%	75.5%	69.7%	72.1%
RevPAR (Same Store Hotels)	$103.36	$118.07	$113.90	$97.45	$91.67	$118.64	$117.12	$101.40	$108.30
ADR (Actual)	$136.36	$141.60	$139.21	$131.41	$137.03	$153.35	$157.91	$147.30	$152.01
Occupancy (Actual)	73.9%	81.4%	79.9%	72.9%	67.1%	77.9%	75.7%	69.7%	72.0%
RevPAR (Actual)	$100.71	$115.30	$111.17	$95.85	$91.98	$119.41	$119.52	$102.71	$109.46
Reconciliation to Actual Results									
Total Revenue (Actual)	$303,787	$341,117	$331,722	$289,971	$260,478	$337,668	$341,150	$299,121	$311,454
Revenue from acquisitions	(704)	(2,736)	(2,829)	(3,321)	(20,427)	(27,850)	(32,111)	(28,237)	(29,388)
Revenue from dispositions	(33,104)	(28,207)	(27,071)	(24,948)	3	4	-	1	-
Same Store Hotels Total Revenue	$269,979	$310,174	$301,822	$261,702	$240,054	$309,822	$309,039	$270,885	$282,066
Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$108,804	$134,759	$124,596	$96,836	$87,936	$136,515	$129,166	$101,962	$106,749
AHEBITDA from acquisitions	(248)	(981)	(1,040)	(996)	(6,624)	(11,807)	(14,006)	(11,098)	(10,929)
AHEBITDA from dispositions	(11,547)	(10,099)	(9,093)	(7,879)	(27)	(6)	5	(182)	-
Same Store Hotels AHEBITDA	$97,009	$123,679	$114,463	$87,961	$81,285	$124,702	$115,165	$90,682	$95,820

Note: Same Store Hotels is defined as the 204 hotels owned by the Company as of January 1, 2019 and during the entirety of the periods being compared. This information has not been audited. Comparisons to 2019 operating results are included to provide a better understanding of the Company's recovery from the impact of COVID-19 on hotel operations. Reconciliation of net income to non-GAAP financial measures is included in the following pages.

39

RECONCILIATION OF NET INCOME TO EBITDA, EBITDAre, ADJUSTED EBITDAre AND ADJUSTED HOTEL EBITDA

APPLE HOSPITALITY REIT

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME TO EBITDA, EBITDAre, ADJUSTED EBITDAre AND ADJUSTED HOTEL EBITDA ON A QUARTERLY BASIS FOR 2019, 2022 AND 2023
(Unaudited) (in thousands)

	2019				2022				2023
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1
Net income	$38,151	$62,090	$46,223	$25,453	$18,002	$65,345	$59,146	$2,312	$32,923
Depreciation and amortization	47,950	48,109	47,887	49,294	45,324	45,322	45,135	45,916	45,906
Amortization of favorable and unfavorable operating leases, net	31	31	31	31	99	103	97	97	97
Interest and other expense, net	15,494	15,857	14,759	15,081	14,654	15,198	14,933	14,948	16,004
Income tax expense	206	156	143	174	179	202	1,331	228	320
EBITDA	101,832	126,243	109,043	90,033	78,258	126,170	120,642	63,501	95,250
(Gain) loss on sale of real estate	(1,213)	161	-	(3,969)	-	-	(1,785)	-	-
Loss on impairment of depreciable real estate assets	-	-	6,467	-	-	-	-	26,175	-
EBITDAre	100,619	126,404	115,510	86,064	78,258	126,170	118,857	89,676	95,250
Non-cash straight-line operating ground lease expense	48	47	47	46	40	38	38	38	38
Adjusted EBITDAre	100,667	126,451	115,557	86,110	78,298	126,208	118,895	89,714	95,288
General and administrative expense	8,137	8,308	9,039	10,726	9,638	10,307	10,271	12,248	11,461
Adjusted Hotel EBITDA	$108,804	$134,759	$124,596	$96,836	$87,936	$136,515	$129,166	$101,962	$106,749

Note: The Consolidated Statements of Operations and Comprehensive Income and corresponding footnotes can be found in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2023.

40

RECONCILIATION OF NET INCOME TO FFO AND MFFO

APPLE HOSPITALITY REIT

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME TO FFO and MFFO
ON A QUARTERLY BASIS FOR 2019, 2022 AND 2023
(Unaudited) (in thousands, except per share amounts)

	2019				2022				2023
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1
Net income	$ 38,151	$ 62,090	$ 46,223	$ 25,453	$18,002	$65,345	$59,146	$2,312	$32,923
Depreciation of real estate owned	46,666	46,712	46,910	47,441	44,560	44,557	44,372	45,152	45,142
(Gain) loss on sale of real estate	(1,213)	161	-	(3,969)	-	-	(1,785)	-	-
Loss on impairment of depreciable real estate assets	-	-	6,467	-	-	-	-	26,175	-
Funds from operations	83,604	108,963	99,600	68,925	62,562	109,902	101,733	73,639	78,065
Amortization of finance ground lease assets	1,041	1,149	725	1,602	759	760	759	760	759
Amortization of favorable and unfavorable operating leases, net	31	31	31	31	99	103	97	97	97
Non-cash straight-line operating ground lease expense	48	47	47	46	40	38	38	38	38
Modified funds from operations	$ 84,724	$ 110,190	$ 100,403	$ 70,604	$63,460	$110,803	$102,627	$74,534	$78,959
Modified funds from operations per common share	$ 0.38	$ 0.49	$ 0.45	$ 0.32	$ 0.28	$0.48	$0.45	$0.33	0.34
Weighted average common shares outstanding – basic and diluted	223,932	223,899	223,901	223,906	228,986	228,998	228,991	228,811	229,398

Note: The Consolidated Statements of Operations and Comprehensive Income and corresponding footnotes can be found in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2023.

41

DEFINITIONS HYATT PLACE JACKSONVILLE AIRPORT Non-GAAP Financial Measures The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its operating performance: Funds from Operations (“FFO”); Modified FFO (“MFFO”); Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”); Earnings Before Interest, Income Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”); Adjusted EBITDAre; and Adjusted Hotel EBITDA. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss), cash flow from operations or any other operating GAAP measure. FFO, MFFO, EBITDA, EBITDAre, Adjusted EBITDAre and Adjusted Hotel EBITDA are not necessarily indicative of funds available to fund the Company’s cash needs, including its ability to make cash distributions. Although FFO, MFFO, EBITDA, EBITDAre, Adjusted EBITDAre and Adjusted Hotel EBITDA, as calculated by the Company, may not be comparable to FFO, MFFO, EBITDA, EBITDAre, Adjusted EBITDAre and Adjusted Hotel EBITDA, as reported by other companies that do not define such terms exactly as the Company defines such terms, the Company believes these supplemental measures are useful to investors when comparing the Company’s results between periods and with other REITs. EBITDA, EBITDAre, Adjusted EBITDAre and Adjusted Hotel EBITDA EBITDA is a commonly used measure of performance in many industries and is defined as net income (loss) excluding interest, income taxes, depreciation and amortization. The Company believes EBITDA is useful to investors because it helps the Company and its investors evaluate the ongoing operating performance of the Company by removing the impact of its capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization). In addition, certain covenants included in the agreements governing the Company’s indebtedness use EBITDA, as defined in the specific credit agreement, as a measure of financial compliance. In addition to EBITDA, the Company also calculates and presents EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), which defines EBITDAre as EBITDA, excluding gains and losses from the sale of certain real estate assets (including gains and losses from change in control), plus real estate related impairments, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates. The Company presents EBITDAre because it believes that it provides further useful information to investors in comparing its operating performance between periods and between REITs that report EBITDAre using the Nareit definition. The Company also considers the exclusion of non-cash straight-line operating ground lease expense from EBITDAre useful, as this expense does not reflect the underlying performance of the related hotels (Adjusted EBITDAre). The Company further excludes actual corporate-level general and administrative expense for the Company from Adjusted EBITDAre (Adjusted Hotel EBITDA) to isolate property-level operational performance over which the Company’s hotel operators have direct control. The Company believes Adjusted Hotel EBITDA provides useful supplemental information to investors regarding operating performance and is used by management to measure the performance of the Company’s hotels and effectiveness of the operators of the hotels.

DEFINITIONS CONTINUED RESIDENCE INN LOS ANGELES BURBANK/DOWNTOWN FFO and MFFO The Company calculates and presents FFO in accordance with standards established by Nareit, which defines FFO as net income (loss) (computed in accordance with generally accepted accounting principles (“GAAP”)), excluding gains and losses from the sale of certain real estate assets (including gains and losses from change in control), extraordinary items as defined by GAAP, and the cumulative effect of changes in accounting principles, plus real estate related depreciation, amortization and impairments, and adjustments for unconsolidated affiliates. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company’s operations. The Company further believes that by excluding the effects of these items, FFO is useful to investors in comparing its operating performance between periods and between REITs that report FFO using the Nareit definition. FFO as presented by the Company is applicable only to its common shareholders, but does not represent an amount that accrues directly to common shareholders. The Company calculates MFFO by further adjusting FFO for the exclusion of amortization of finance ground lease assets, amortization of favorable and unfavorable operating leases, net and non-cash straight-line operating ground lease expense, as these expenses do not reflect the underlying performance of the related hotels. The Company presents MFFO when evaluating its performance because it believes that it provides further useful supplemental information to investors regarding its ongoing operating performance. COMPARABLE HOTELS Comparable Hotels is defined as the 220 hotels owned by the Company as of March 31, 2023. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. SAME STORE HOTELS Same Store Hotels is defined as the 204 hotels owned by the Company as of January 1, 2019 and during the entirety of the periods being compared. This information has not been audited.

TRADEMARK INFORMATION “AC Hotels by Marriott®,” “Aloft Hotels®,” “Courtyard by Marriott®,” “Fairfield by Marriott®,” “Fairfield Inn by Marriott®,” “Fairfield Inn & Suites by Marriott®,” “Marriott® Hotels,” “Residence Inn by Marriott®,” “SpringHill Suites by Marriott®,” and “TownePlace Suites by Marriott®” are each a registered trademark of Marriott International, Inc. or one of its affiliates. All references to “Marriott®” mean Marriott International, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Marriott® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Marriott®’s relationship with Apple Hospitality REIT, Inc., or otherwise. Marriott® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in any Apple Hospitality REIT offering and received no proceeds from any offering. Marriott® has not expressed any approval or disapproval regarding this presentation, and the grant by Marriott® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Marriott® has not assumed and shall not have any liability in connection with this presentation.   “Embassy Suites by Hilton®,” “Hampton by Hilton®,” “Hampton Inn by Hilton®,” “Hampton Inn & Suites by Hilton®,” “Hilton Garden Inn®,” “Home2 Suites by Hilton®,” and “Homewood Suites by Hilton®” are each a registered trademark of Hilton Worldwide Holdings Inc. or one of its affiliates. All references to “Hilton®” mean Hilton Worldwide Holdings Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Hilton®’s relationship with Apple Hospitality REIT, Inc., or otherwise. Hilton® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in any Apple Hospitality REIT offering and received no proceeds from any offering. Hilton® has not expressed any approval or disapproval regarding this presentation, and the grant by Hilton® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hilton® has not assumed and shall not have any liability in connection with this presentation. “Hyatt Place®” and “Hyatt House®” are each a registered trademark of Hyatt Hotels Corporation or one of its affiliates. All references to “Hyatt®” mean Hyatt Hotels Corporation and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hyatt® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Hyatt®’s relationship with Apple Hospitality REIT, Inc., or otherwise. Hyatt® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in any Apple Hospitality REIT offering and received no proceeds from any offering. Hyatt® has not expressed any approval or disapproval regarding this presentation, and the grant by Hyatt® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hyatt® has not assumed and shall not have any liability in connection with this presentation. HOMEWOOD SUITES OMAHA-DOWNTOWN

CONTACT INFORMATION 814 East Main Street Richmond, VA 23219 (804) 344-8121 info@applehospitalityreit.com www.applehospitalityreit.com COURTYARD RICHMOND DOWNTOWN